# STOCK PLEDGE AGREEMENT

This Stock Pledge Agreement (this "Agreement"), dated as of January 29, 2008, among GOLDMAN SACHS INTERNATIONAL ("Goldman"), as collateral agent for the Buyers (as defined below) (in such capacity, the "Collateral Agent"), CHINA WATER AND DRINKS, INC., a Nevada corporation (the "Company"), and MR. XU HONG BIN, in his individual capacity ("Mr. Xu" and the Company, each a "Pledgor" and collectively, the "Pledgors").

## BACKGROUND

The Company has entered into that certain Securities Purchase Agreement dated as of the date hereof (as amended, modified, restated and/or supplemented from time to time, the "Securities Purchase Agreement"), pursuant to which the investors listed on the Schedule of Buyers attached thereto (collectively, the "Buyers") agreed to provide certain financial accommodations to the Company.

Mr. Xu has entered into that certain Make Good Escrow Agreement dated effective as of May 31, 2007 (as amended, modified, restated and/or supplemented from time to time, the "Escrow Agreement"), with the Company, The Pinnacle Fund, L.P., as agent ("Pinnacle"), and Loeb & Loeb LLP, as escrow agent (the "Escrow Agent"), pursuant to which Mr. Xu delivered to the Escrow Agent certificates evidencing an aggregate of 22,388,060 shares of the Company's common stock, par value $0.001 per share (the "Escrow Shares"), to be held and released by the Escrow Agent in accordance with the terms thereof.

In order to induce the Buyers to provide the financial accommodations described in the Securities Purchase Agreement, each Pledgor has agreed to pledge and grant a security interest in the collateral described herein to the Collateral Agent, for the ratable benefit of the Buyers, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. All capitalized terms used herein which are not defined shall have the meanings given to them in the Securities Purchase Agreement.

2. Pledge and Grant of Security Interest. To secure the full and punctual payment and performance of all the obligations and liabilities owing by the Company and/or Mr. Xu, as applicable, to the Buyers (the "Obligations") under the Securities Purchase Agreement, the Notes and this Agreement (the Securities Purchase Agreement, the Notes and this Agreement, as each may be amended, restated, modified and/or supplemented from time to time, collectively, the "Documents"), each Pledgor hereby pledges, hypothecates, and grants a security interest to the Collateral Agent, for the ratable benefit of the Buyers, in all of the Pledgor's right, title and interest, now or hereafter acquired, in the following assets owned by such Pledgor (the "Collateral"):

(a) the shares of stock set forth on Schedule A annexed hereto and expressly made a part hereof (the "Scheduled Stock");

(b) upon the release of any Escrow Shares by the Escrow Agent to Mr. Xu pursuant to and in accordance with the terms of the Escrow Agreement, such Escrow Shares (the "Released Escrow Shares" together with the Scheduled Stock, collectively, the "Pledged Stock");

(c) the certificates representing the Pledged Stock and all shares, dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock whether through any increase or reduction of capital stock, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off; and

(d) all warrants, options, stock appreciation rights, convertible securities and other rights (the "Pledged Rights"), whether in substitution of or in exchange for any shares of any Pledged Stock and all shares, dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in exchange for any or all such Pledged Rights.

3. Delivery of Collateral; Filing of UCC Financing Statements. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignments in blank, including, with respect to the Pledged Stock, stock powers executed in blank, all in form and substance reasonably satisfactory to the Collateral Agent, sufficient to create a perfected first priority security interest in favor of the Collateral Agent. Each Pledgor authorizes the Collateral Agent to file UCC financing statements covering the Collateral which names such Pledgor as debtor and the Collateral Agent as secured party.

4. Power of Attorney. Each Pledgor hereby constitutes and irrevocably appoints the Collateral Agent (or its designee) on behalf of the Buyers, with full power of substitution and revocation by the Collateral Agent (or its designee), as such Pledgor's true and lawful attorney-in-fact, exercisable following the occurrence of an Event of Default, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Collateral Agent reasonably may deem necessary to accomplish the purposes of this Agreement. The power of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect the interest of the Collateral Agent on behalf of the Buyers in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest prior to the payment and performance of all of the Obligations.

5. Escrow Agreement/Escrow Shares. Nothing set forth in this Agreement including the pledge of the Collateral hereunder shall have any effect on the continuing enforceability of the Escrow Agreement in accordance with its original terms, including the right of Investors thereunder to receive the Escrow Shares under the circumstances set forth in the Escrow Agreement. If Mr. Xu is entitled to receive the Escrow Shares from the Escrow Agent pursuant to the Escrow Agreement, Mr. Xu shall direct the Escrow Agent to deliver the Escrow Shares directly to the Collateral Agent in accordance with this Agreement. However, all rights of the Collateral Agent and Buyers to the Collateral and all actions and obligations pertaining thereto

set forth in this Agreement shall only become effective upon such time, if any, as Mr. Xu shall be entitled to the return of the Escrow Shares in accordance with the Escrow Agreement. In the event that such Escrow Shares are transferred to Mr. Xu in violation of the Escrow Agreement, then the Collateral Agent will upon request from Escrow Agent return such Escrow Shares in its possession to Escrow Agent for disposition in accordance with the Escrow Agreement. The parties to this Agreement agree that, notwithstanding anything to the contrary set forth in this Agreement, no amendment to or waiver of the provisions of this Section or of Section 2(b) may be made without the prior written consent of Pinnacle, who is an intended third party beneficiary of this Section.

6. Representations and Warranties of each Pledgor. Each Pledgor, severally and not jointly, hereby represents and warrants to the Collateral Agent that:

(a) the execution, delivery and performance by such Pledgor of this Agreement, the pledge of the Collateral hereunder and the exercise of the rights and remedies of the Collateral Agent hereunder do not and will not result in (i) any violation of the Articles of Incorporation, the By-laws or any other constitutive documents of such Pledgor, (ii) any default under any indenture, mortgage, deed of trust, loan agreement, license or other material instrument or agreement to which such Pledgor is a party or by which such Pledgor is bound or to which the Pledgor or any of its assets is subject or (iii) any violation of any judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to such Pledgor;

(b) this Agreement constitutes the legal, valid, and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and to general principles of equity;

(c) each Pledgor is the legal and beneficial owner of, and has good and valid title to, each share of the Pledged Stock listed on Schedule A as owned by such Pledgor;

(d) all of the shares of the Pledged Stock owned by such Pledgor have been duly authorized, validly issued and are fully paid and non-assessable;

(e) no consent or approval of any Person is or will be necessary for (i) the execution, delivery and performance of this Agreement, (ii) the exercise by the Collateral Agent of any rights with respect to the Collateral or (iii) the pledge and assignment of, and the grant of a security interest in, the Collateral hereunder;

(f) there are no pending or, to the best of such Pledgor's knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral;

(g) such Pledgor has the requisite power and authority or legal capacity, as applicable, to enter into this Agreement and to pledge and assign the Collateral to the Collateral Agent, for the ratable benefit of the Buyers, in accordance with the terms of this Agreement;

(h) such Pledgor owns its Collateral free and clear of any other pledges, security interests, liens or other encumbrances (collectively, "Liens");

(i) there are no restrictions on transfer of the Pledged Stock contained in the certificate of incorporation or by-laws (or equivalent organizational documents) of any issuer of the Pledged Stock (each, an "Issuer") which have not otherwise been enforceably and legally waived by the necessary parties; and

(j) none of the Pledged Stock has been issued in violation of any applicable securities laws.

7. Covenants. Each Pledgor, severally and not jointly, covenants that:

(a) Such Pledgor shall not sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Collateral or any interest therein nor will any Pledgor create, incur or permit to exist any Lien whatsoever with respect to any of the Collateral or the proceeds thereof other than the Liens created hereby.

(b) Such Pledgor shall not enter into or execute any security agreement or file any UCC financing statement covering the Collateral in favor of any party other than the Collateral Agent, and such Pledgor will not consent to the filing in any public office of any UCC financing statement or statements (or any documents or papers filed as such) covering the Collateral in favor of any party other than the Collateral Agent.

(c) Such Pledgor shall, at its reasonable expense, defend the Collateral Agent's Lien in and to the Collateral against the claims of any other party.

(d) Such Pledgor shall, at any time and from time to time, upon the written request of the Collateral Agent, execute and deliver such further documents (including, without limitation, stock powers) and do such further acts as the Collateral Agent may reasonably request in order to perfect the Collateral Agent's perfected first priority security interest in the Collateral and to assist the Collateral Agent's realization thereon including, without limitation, the right to receive, indorse, and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof.

(e) Such Pledgor shall, at its own reasonable expense, use its best efforts to defend the security interest of the Collateral Agent in the Collateral against all claims and demands of any other party.

8. Voting Rights and Dividends; Taxes.

(a) In addition to the Collateral Agent's rights and remedies set forth in Section 8 hereof, in case an Event of Default (as defined in Section 9) shall have occurred and be continuing, the Collateral Agent shall (i) be entitled to vote the Collateral, (ii) be entitled to give consents, waivers and ratifications in respect of the Collateral (each Pledgor hereby irrevocably constituting and appointing the Collateral Agent, with full power of substitution, the proxy and attorney-in-fact of each Pledgor for such purposes) and (iii) be entitled to collect and receive for its own use cash dividends paid on the Collateral. Unless and until there shall have occurred and

be continuing an Event of Default, each Pledgor shall be permitted to (i) exercise or refrain from exercising any voting rights or other powers with respect to the Collateral and (ii) collect and receive for its own use cash dividends paid on the Collateral. Following the occurrence of an Event of Default, all rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease and all dividends and all other distributions in respect of any of the Collateral shall be delivered to the Collateral Agent to hold as Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of any other Pledgor, and be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).

(b) At any time after the occurrence and during the continuance of an Event of Default, the Collateral Agent may discharge any taxes or Liens levied or imposed on the Collateral, and the amount of such payments, plus any and all reasonable fees, costs and expenses of the Collateral Agent (including reasonable attorneys' fees and disbursements) in connection therewith, shall, at the Collateral Agent's option, be added to the Obligations secured hereby. Except as may be expressly provided for herein, nothing contained herein shall operate or be construed to impose any obligation upon the Collateral Agent to make any such payment.

9. Event of Default. An "Event of Default" under this Agreement shall occur upon (a) the occurrence of an Event of Default (as defined in the Notes), (b) any default in the payment of (i) the principal amount of any Note or (ii) any other Obligation, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of a payment or other default under clause (ii) above, is not cured within five (5) Trading Days or (c) the failure by any Pledgor to observe or perform any covenant or agreement contained in this Agreement which failure is not cured, if possible to cure, within the earlier to occur of (i) five (5) Trading Days after notice of such failure sent by the Holder to such Pledgor and (ii) ten (10) Trading Days after such Pledgor has become aware of such failure.

10. Remedies. In case an Event of Default shall have occurred and is continuing, the Collateral Agent may at its sole discretion without demand, advertisement or notice of any kind, to or upon any Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law):

(a) Transfer any or all of the Collateral into its name, or into the name of its nominee or nominees;

(b) Exercise all corporate rights with respect to the Collateral including, without limitation, all rights of voting, conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, or upon the exercise by the Issuer of any right, privilege or option pertaining to any of the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; and

(c) Subject to any requirement of applicable law, proceed forthwith to collect, receive, appropriate and realize upon the Collateral, or any part thereof, and to proceed forthwith to exercise all voting and consensual powers pertaining to the Collateral, or any part thereof, in such manner as the Collateral Agent may elect, and, in a commercially reasonable manner, to sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Collateral or any part thereof in one or more parcels or lots at public or private sale or sales or auction at such prices and on such terms as the Collateral Agent in its sole and absolute discretion deems commercially reasonable, without any liability for any loss due to decrease in the market value of the Collateral during the period held. Any disposition of the Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right of the Collateral Agent to purchase all or any part of the Collateral so sold at any such sale or sales, public or private, free of any equity or right of redemption in favor of each Pledgor, which right or equity is, to the extent permitted by applicable law, hereby expressly waived or released by each Pledgor. If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority (except for registration of the Collateral under the 1933 Act) should be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, each Pledgor will execute all such applications and other instruments as may be reasonably required in connection with securing any such consent, approval or authorization.

(d) Collect, at any time, by legal proceedings or otherwise all payments, including dividends, interest, principal payments and capital distributions, now or hereafter payable on account of such Collateral, and hold the same as part of the Collateral, or apply the same to any of the Obligations in accordance with Section 10 hereof.

(e) Upon any sale or other disposition, deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition (including the Collateral Agent) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of the Pledgor. Each Pledgor specifically waives, to the extent permitted by applicable law, all rights of redemption, stay or appraisal which it had or may have under any rule of law or statute now existing or hereafter adopted.

All moneys received by the Collateral Agent hereunder, whether upon sale of the Collateral or any part thereof or otherwise, shall be held by the Collateral Agent and applied by it as provided in Section 11 hereof. No failure or delay on the part of the Collateral Agent in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that agreements of such Pledgor contained in this Section may be specifically enforced. The Collateral Agent shall have no duty as to the collection or protection of the Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Section 10 hereof. The Collateral Agent may exercise its rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Obligations. In addition to the foregoing, Collateral Agent shall have all of the rights, remedies

and privileges of a secured party under the Uniform Commercial Code of New York (the "UCC") regardless of the jurisdiction in which enforcement hereof is sought.

11. Proceeds of Sale. The proceeds of any sale of the Collateral shall be applied by the Collateral Agent as follows:

(a) First, to the payment of all costs, reasonable expenses and charges of the Collateral Agent incurred in connection with any sale or other disposition of any of the Collateral and the protection and enforcement of any security interest granted to the Collateral Agent under this Agreement (including, without limitation, reasonable attorneys' fees and expenses);

(b) Second, to the payment of the Obligations under the Documents, in whole or in part, in such order as the Collateral Agent may elect, whether or not such Obligations are then due; and

(c) Third, to the extent of any surplus to the Pledgors or as a court of competent jurisdiction may direct.

12. Waiver of Marshaling. Each Pledgor hereby waives any right to compel any marshaling of any of the Collateral.

13. No Waiver; Cumulative Rights. Any and all of the Collateral Agent's rights with respect to the Liens granted under this Agreement shall continue unimpaired, and each Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of any Pledgor or (b) any delay, extension of time, renewal, compromise or other indulgence granted by the Collateral Agent in reference to any of the Obligations. Each Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if such Pledgor had expressly agreed thereto in advance. No delay or extension of time by the Collateral Agent in exercising any power of sale or other right or remedy hereunder, and no failure by the Collateral Agent to exercise, and no delay in exercising any right, remedy or power under this Agreement, give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice the Collateral Agent's right to take any action against any Pledgor or to exercise any other power of sale, option or any other right or remedy. All of the rights and remedies of the Collateral Agent hereunder and under the Documents and applicable law shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as the Collateral Agent may deem expedient.

14. Collateral Agent.

(a) Each Buyer hereby (i) appoints _________, as the collateral agent hereunder and (ii) authorizes the Collateral Agent (and its officers, directors, employees and agents) to take such action on such Buyer's behalf in accordance with the terms hereof and thereof. The Collateral Agent shall not have, by reason of this Agreement, a fiduciary relationship in respect of any Buyer. Neither the Collateral Agent nor any of its officers, directors, employees and agents shall have any liability to any Buyer for any action taken or omitted to be taken in connection with this Agreement except to the extent caused by its own gross negligence or willful misconduct, and each Buyer agrees to defend, protect, indemnify and

hold harmless the Collateral Agent and all of its officers, directors, employees' and agents (collectively, the "Indemnitees") from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Indemnitee of the duties and obligations of the Collateral Agent pursuant to this Agreement.

(b) The Collateral Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

(c) The Collateral Agent may resign from the performance of all its functions and duties hereunder at any time by giving at least ten (10) Business Days prior written notice to the Company and each holder of the Notes. Such resignation shall take effect upon the acceptance by a successor Collateral Agent of appointment as provided below. Upon any such notice of resignation, the holders of a majority of the outstanding principal under the Notes shall appoint a successor Collateral Agent. Upon the acceptance of the appointment as Collateral Agent, such successor Collateral Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement and the Notes. After any Collateral Agent's resignation hereunder, the provisions of this Section 13 shall inure to its benefit. If a successor Collateral Agent shall not have been so appointed within said ten (10) Business Day period, the retiring Collateral Agent shall then appoint a successor Collateral Agent who shall serve until such time, if any, as the holders of a majority of the outstanding principal under the Notes appoint a successor Collateral Agent as provided above.

15. Indemnity. Neither the Collateral Agent nor any of its officers, directors, employees and agents shall have any liability to any Pledgor for any action taken or omitted to be taken in connection with this Agreement except to the extent caused by its own gross negligence or willful misconduct, and each Pledgor agrees to defend, protect, indemnify and hold harmless the Indemnitees from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Indemnitee of the duties and obligations of the Collateral Agent pursuant to this Agreement.

16. Miscellaneous.

(a) This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied except by a writing duly executed by the parties hereto and, in the case of Section 16(a), (b), and (d), Section 2(b) and Section 5, in a writing duly executed by the parties herereto and Pinnacle. The representations, covenants and agreements of Pledgors herein contained shall survive the date hereof and continue until the Obligations are paid in full.

(b) No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged and, in the case of waivers to Section 16(a), (b) and (d), Section 2(b) or Section 5 with the written consent of Pinnacle, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

(c) All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

(d) This Agreement shall be binding upon each Pledgor, and each Pledgor's successors and assigns, and shall inure to the benefit of the Collateral Agent and its successors and assigns for the ratable benefit of the Buyers and, as to the provisions of, Section 16(a), (b) and (d), Section 2(b) and Section 5 hereof, for the benefit of Pinnacle and the Investors under the Escrow Agreement.

(e) Any notice or other communication required or permitted pursuant to this Agreement shall be in writing and deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such notices and communications are, in the case of the Company, the Collateral Agent [and the Buyers], set forth in the Securities Purchase Agreement and, in the case of Mr. Xu, set forth in the Escrow Agreement.

(f) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the city of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(g) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission shall be deemed an original signature hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Stock Pledge Agreement as of the day and year first written above.

PLEDGORS:

CHINA WATER AND DRINKS INC.

By:______________________________
Name: 許洪賓
Title: 董事長

__________________________________
MR. XU HONG BIN

COLLATERAL AGENT:

GOLDMAN SACHS INTERNATIONAL,
as Collateral Agent

By:______________________________
Name:
Title:

AGREED AND ACKNOWLEDGED:

BUYERS

By:______________________________
Name:
Title:

IN WITNESS WHEREOF, the parties have duly executed this Stock Pledge Agreement as of the day and year first written above.

PLEDGORS:

CHINA WATER AND DRINKS INC.

By:____________________________
Name:
Title:

____________________________
MR. XU HONG BIN

COLLATERAL AGENT:

GOLDMAN SACHS INTERNATIONAL,
as Collateral Agent

By:____________________________
Name: BUCK RATCHFORD
Title: MANAGING DIRECTOR

AGREED AND ACKNOWLEDGED:

BUYERS

By:____________________________
Name:
Title:

# SCHEDULE A

## Pledged Stock

| Pledgor | Issuer | Class of Stock | Stock Certificate Number | Par Value | Number of Shares |
|---|---|---|---|---|---|
| China Water and Drinks Inc. | Hutton Holdings Corporation | Common | 2041 | $0.001 | 3,850,000 |
| China Water and Drinks Inc. | Hutton Holdings Corporation | Common | 2043 | $0.001 | 7,150,000 |
| China Water and Drinks Inc. | Hutton Holdings Corporation | Preferred | PA 101 | $0.001 | 1,750,000 |
| China Water and Drinks Inc. | Hutton Holdings Corporation | Preferred | PA 102 | $0.001 | 3,250,000 |
| Mr. Xu Hong Bin | China Water and Drinks Inc. | Common | 1215 | $0.001 | 13,611,940 |